EXHIBIT 10.1

                                 FIRST AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT


     FIRST AMENDMENT, dated as of January 22, 2001 (the "AMENDMENT"), to the REVOLVING CREDIT AGREEMENT, dated as of November 30, 2000, among SYSTEMAX, INC., a Delaware corporation ("SYSTEMAX"), the subsidiaries of Systemax named therein (together with Systemax, collectively, the "BORROWERS"), THE CHASE MANHATTAN BANK ("CHASE"), The Bank of New York ("BNY"; and together with Chase, the "BANKS") and THE CHASE MANHATTAN BANK, as Agent for the Banks (in such capacity, the "Agent"):

                               W I T N E S S E T H

     WHEREAS, the Borrowers, the Banks and the Agent are parties to that certain Revolving Credit Agreement, dated as of November 30, 2000, (as the same may be amended, modified or supplemented from time to time, "Credit Agreement"); and

     WHEREAS, the Borrowers have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.

          2. The definition of the term "Maturity Date" set forth in Section
1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                    "Maturity Date" shall mean March 30, 2001

          3. This Amendment shall not become effective until the date (the "Effective Date") on which this Amendment shall have been executed by the Borrowers and the Banks, and the Agent shall have received evidence satisfactory to it of such execution.

          4. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

          5. The Borrowers agree that their obligations set forth in Section
9.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

          6. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term and condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Agreement.

          7. This Amendment may be executed in any number of counterparts and by the difference parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          8. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

                                        BORROWER

                                        SYSTEMAX, INC.
                                        CONTINENTAL DYNAMICS CORP.
                                        GLOBAL COMPUTER SUPPLIES INC.
                                        MIDWEST MICRO CORP.
                                        DARTEK CORP.
                                        NEXEL INDUSTRIES INC.
                                        TIGER DIRECT INC.

                                        By:  /s/ Steven M. Goldschein
                                             ------------------------------
                                             Title: SR VP

                                        THE CHASE MANHATTAN BANK,
                                         Individually and as Agent

                                        By:  /s/ ROBERT ADDEA
                                             ------------------------------
                                             Title:  VP

                                        THE BANK OF NEW YORK

                                        By:  /s/ ANITA H. SCHMIDT
                                             ------------------------------
                                             Title: VP